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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   _________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Inspire Pharmaceuticals, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


             New Jersey                                22-3062052
---------------------------------------     ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


 15 Princess Road, Lawrenceville, NJ                        08648
 ----------------------------------------                ------------
(Address of Principal Executive Office)                   (Zip Code)


If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to Section               securities pursuant to
12(b) of the Exchange Act and is             Section 12(g) of the Exchange
effective pursuant to General                Act and is effective pursuant
Instruction A.(c), please check              to General Instruction A.(d),
the following box. [_]                       please check the following box. [X]


Securities Act registration statement file number to which this form relates:
333-31171

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class           Name of Each Exchange on Which
     to be so Registered           Each Class is to be Registered
     -------------------           ------------------------------

     None


Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock (par value $.001 per share)
                   ----------------------------------------
                               (Title of Class)


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock, par value $.001 per share, of Inspire Pharmaceuticals, Inc. (the "Company"), to be registered hereunder is incorporated by reference to the section entitled "Description of Securities" in the prospectus forming a part of the Registration Statement on Form S-1, as amended (Registration No. 333-31174), filed by the Company under the Securities Act of 1933, as amended.



ITEM 2.   EXHIBITS.

     3.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1, as amended (File No. 333-31174)).

     3.2 Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, as amended (File No. 333-31174)).

     4.1  Specimen Common Stock Certificate (incorporated by reference to
Exhibit 4.1 to the Company's Registration Statement on Form S-1, as amended (File No. 333-31174)).

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        Inspire Pharmaceuticals, Inc.



                                        By:   /s/    Christy L. Shaffer
                                              ---------------------------
                                              Christy L. Shaffer
                                              President and
                                              Chief Executive Officer



Date:   July 24, 2000

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